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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 30, 1999


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                (AS DEPOSITOR UNDER THE TRUST AGREEMENT, DATED AS
                     OF NOVEMBER 30, 1999, PROVIDING FOR THE
                 ISSUANCE OF TRUST CERTIFICATES, SERIES 1999-6)


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                   333-84249              13-3439681
          --------                   ---------              ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

390 Greenwich Street
New York, New York                                               10013
------------------                                               -----
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 723-6391



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

                                       -2-


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates

         On November 30, 1999, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Trust Certificates, Series 1999-6 (the "Trust Certificates") was issued pursuant to the trust agreement attached hereto as Exhibit 4.1, dated as of November 30, 1999, between Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor") and Bank One, National Association as trustee. The Trust Certificates consist of four classes of certificates. The Trust Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund, consisting primarily of mortgage pass-through certificates (the "Underlying Certificates") (as defined therein). The Underlying Certificates represent a partial, senior interest in a separate trust fund consisting primarily of a pool of residential mortgage loans having original terms to maturity of up to 30 years. The Underlying Certificates have an aggregate principal balance as of November 30, 1999 of $178,660,299. The Trust Certificates were sold by the Depositor to Salomon Smith Barney Inc. ("Salomon"), an affiliate of the Depositor pursuant to an underwriting agreement dated November 29, 1999, between the Depositor and Salomon.

         The Certificates have the following initial Certificate Balances and initial Pass-Through Rates:

================================================================================
                            Initial Certificate
        Class                Principal Balance          Pass-Through Rate
        -----                -----------------          -----------------
         A-1                    $110,500,000            6.50% per annum
         A-2                     $51,160,299            6.50% per annum
         A-3                     $17,000,000            6.50% per annum
          R                 100% Percentage Interest           N/A
================================================================================

                  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreements.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

         Exhibit No.                                  Description
         -----------                                  -----------

             4.1 Trust Agreement, dated as of November 30, 1999, between Salomon Brothers Mortgage Securities VII, Inc. as Depositor and Bank One, National Association as Trustee relating to Salomon Brothers
                                            Mortgage Securities VII, Inc., Trust
                                            Certificates, Series 1999-6.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SALOMON BROTHERS MORTGAGE
                                            SECURITIES VII, INC.

                                            By:  /s/  Matthew R. Bollo
                                                 ------------------------
                                                 Matthew R. Bollo
                                                 Assistant Vice President


Dated: November 30, 1999

                                Index to Exhibits
                                -----------------



                                                                   Sequentially
Exhibit No.                    Description                         Numbered Page
-----------                    -----------                         -------------

    4.1         Trust Agreement, dated as of November 30,                6
                1999, between Salomon Brothers Mortgage Securities
                VII, Inc. as Depositor and Bank One, National
                Association as Trustee relating to Salomon Brothers Mortgage Securities VII, Inc., Trust Certificates,
                Series 1999-6.